Exhibit 10.11

CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

Amendment N°2 TO AMENDED AND RESTATED CONTRACT N° GINC-C-06-0300 By and Between GLOBALSTAR, INC. and THALES ALENIA SPACE FRANCE

Amendment n°2 to the CONTRACT GINC-C-06- 0300 between Globalstar, Inc.	and Thales Alenia Space France

This Amendment N°2 to the Amended & Restated Contract signed on June 3, 2009, referenced GINC-C-06-0300 is made between Thales Alenia Space France, a Company organised and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”) and Globalstar, Inc., a Delaware corporation with offices at 461 South Milpitas Blvd., Milpitas, California 95035, U.S.A. (“Purchaser”).

The Purchaser and the Contractor being hereinafter individually referred to as a “Party” or collectively as the “Parties”.

Recitals

Whereas, the Purchaser and the Contractor signed an Amended and Restated Contract on June 3, 2009, for the procurement of forty eight (48) satellites and other Deliverable Items and related services for the Construction of the Globalstar Satellites for the Second Generation Constellation ; and

Whereas, pursuant to the provisions of Article 32 of the Contract, the Purchaser and the Contractor have agreed to sign an Amendment N° 1 to the Amended and Restated Contract on January 18, 2010 for the purpose of postponing certain dates including shifting the contractual PSR dates according to the effective date of the first draw down under the Export Credit Facility which occurred on July 1st 2009 instead of June 5th 2009, as initially foreseen; and

Whereas, following an earthquake in Italy on April 2009 affecting Contractor’s Facilities in l’Aquila (the “Event”), the Parties have assessed, as of the date of this Amendment N° 2, the impact of the Event on the Delivery Schedule taking into account the corresponding Excusable Delays ; and

Whereas, pursuant to Article 7, the Parties have agreed to modify  the contractual Payment Plan in order to reflect in it the current estimation of the impact of the Event on the Delivery Schedule ; and

Whereas, the Parties hereby agree to modify certain provisions of the Amended and Restated Contract and its Exhibits in order to reflect the impacts of the Event on the Delivery Schedule and on the Payment Plan.

THEREFORE, THE PARTIES AGREE TO THE FOLLOWING :

Amendment n°2 to the CONTRACT GINC-C-06- 0300 between Globalstar, Inc.	and Thales Alenia Space France

The following provisions of the Amended and Restated Contract are replaced or amended as follows:

1.1	Article 1. Definitions.

The following definition is added to the Contract:
-	“Event” shall mean the earthquake that occurred in Italy on April 2009 affecting Contractor’s Facilities in l’Aquila.

1.2	Article 18. Liquidated Damages for Late Delivery / Early Delivery Incentives.

Paragraph 18.1 (B) is replaced by the following:

(B)        The Required Delivery Dates for Spacecraft under this Contract before the Event are set forth below by the following spacecraft groups :

TABLE 1
GROUPS	Date of PSR (Regular)
TOTAL: 7 Satellites (FM 2,3,4,5,6,7,8)	April 22, 2010
TOTAL: 13 Satellites (FM 9,10,11,12,13,14)	June 7, 2010
TOTAL:19 Satellites (FM 15,16,17,18,19,20)	July 19, 2010
TOTAL: 24 Satellites (FM 21,22,23,24,25)	August 23, 2010
TOTAL: 31 Satellites (FM 26,27,28,29,30,31,32)	May 25, 2012
TOTAL: 37 Satellites (FM 33,34,35,36,37,38)	Nov 21, 2012
TOTAL: 43 Satellites (FM 39,40,41,42,43,44)	May 20, 2013
TOTAL: 48 Satellites (FM 45,46,47,48,PFM1)	Sept 17, 2013

The Required Delivery Dates for Spacecraft under this Contract adjusted as a result of the Event are set forth below by the following spacecraft groups :

TABLE 2
GROUPS	Date of PSR (Regular)
TOTAL: 7 Satellites (FM 2,3,4,5,6,7,8)	Sept 24, 2010
TOTAL: 13 Satellites (FM 9,10,11,12,13,14)	Dec 15, 2010
TOTAL:19 Satellites (FM 15,16,17,18,19,20)	Feb 21, 2011
TOTAL: 24 Satellites (FM 21,22,23,24,25)	April 06, 2011
TOTAL: 31 Satellites (FM 26,27,28,29,30,31,32)	May 25, 2012
TOTAL: 37 Satellites (FM 33,34,35,36,37,38)	Nov 21, 2012
TOTAL: 43 Satellites (FM 39,40,41,42,43,44)	May 20, 2013
TOTAL: 48 Satellites (FM 45,46,47,48,PFM1)	Sept 17, 2013

Amendment n°2 to the CONTRACT GINC-C-06- 0300 between Globalstar, Inc.	and Thales Alenia Space France

The adjusted delivery dates in the Table 2 assume the timely and effective completion of the relocated new hybrids manufacturing facility on or before December 1, 2009.

For the avoidance of doubt, the Satellite grouping specified in the above Table 1 and Table 2 shall be independent of FM numbers.

1.3	Exhibit F is replaced by the new Exhibit F as attached to this Amendment N° 2.

1.4          All of the terms, covenants and conditions of the Contract as may already have been amended shall remain in full force and effect except to the extent the same have been expressly amended or modified by the terms of this Amendment N°2.

1.5          All capitalized terms not otherwise defined in this Amendment N°2 shall have the meanings for such terms as set forth in the Contract.

Execution

In witness whereof, the Parties have duly executed this Contract Amendment.

Globalstar, Inc.		Thales Alenia Space France

By:	/s/ Paul Rosati	By:	/s/ Grave Emmanuel

Name:	Paul Rosati	Name:	Grave Emmanuel

Title:	Contracts Manager	Title:	Executive Vice President Telecommunications

Date:	15 January 2010	Date:	18 January 2010

Amendment n°2 to the CONTRACT GINC-C-06- 0300 between Globalstar, Inc.	and Thales Alenia Space France

EXHIBIT F

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